DELAWARE VIP® TRUST
Delaware VIP U.S. Growth Series (the "Series")

Supplement to the Statement of Additional Information dated May 1, 2017

Effective immediately, the following replaces the information in the Series' Statement of Additional Information section entitled "Investment Manager and Other Service Providers – Sub-Advisor":

JSP (the "Sub-advisor"), located at 101 California Street, Suite 3750, San Francisco, CA 94111, is responsible for the day-to-day management of Delaware VIP U.S. Growth Series. Although the Sub-advisor serves as sub-advisor, the Manager has ultimate responsibility for all investment advisory services. The Manager supervises the Sub-advisor's performance and management services provided to the Series subject to the supervision and direction of the Board of Trustees.
The Sub-Advisory Agreement with the Sub-advisor is dated June 1, 2016. The Sub-Advisory Agreement has an initial term of two years and may be further renewed after its initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of a Series, and only if the terms of the renewal thereof have been approved by the vote of a majority of the Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated by the Manager or the Trust at any time on written notice to the Sub-advisor of the Manager's or the Trust's intention to do so, in the case of the Trust pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of a Series. The Sub-advisor may terminate this Agreement at any time on sixty (60) days' written notice to the Manager and the Trust of its intention to do so. The Sub-Advisory Agreement will terminate automatically in the event of its assignment. The Sub-Advisory Agreement shall automatically terminate upon the termination of the Agreement.

Pursuant to the terms of the Sub-Advisory Agreement, the investment sub-advisory fees are paid by the Manager to the Sub-advisor as a percentage of the average daily net assets of the Series managed by the Sub-advisor. For the past three fiscal years, the Manager paid the Sub-advisor the following investment sub-advisory fees (shown on an aggregated basis):

Fund	12/31/14[1]	12/31/15	12/31/16
Delaware VIP U.S. Growth Series	$1,089,895.77	$1,494,038.06	$1,366,932.38

For the past three fiscal years, the investment sub-advisory fees (shown on an aggregated basis) as a percentage of the Series' average daily net assets were as follows:

Fund	12/31/14[1]	12/31/15	12/31/16
Delaware VIP U.S. Growth Series	0.32%	0.32%	0.36%
1 The investment sub-advisory fees reflect the fees for the period from April 30, 2014, when the Sub-advisor began to manage the Series, through December 31, 2014.

Please keep this Supplement for future reference.

This Supplement is dated August 28, 2017.